Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of HearUSA, Inc. (the “Company”) for the period ending December 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Stephen J. Hansbrough, Chief Executive Officer and Gino Chouinard, Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2004

/s/ Stephen J. Hansbrough _________________________________________ Stephen J. Hansbrough Chief Executive Officer
HearUSA, Inc.

March 26, 2004

/s/ Gino Chouinard
_________________________________________ Gino Chouinard
Chief Financial Officer
HearUSA, Inc.

76